UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 11, 2003
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                                  OXiGENE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-21990                 13-3679168
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     (State or other                 (Commission               (IRS Employer
     jurisdiction of                 File Number)            Identification No.)
     incorporation)



                       230 Third Avenue, Waltham, MA 02451
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 547-5900
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable.

(c) The following exhibits are furnished with this report:

          Exhibit
          Number  Description
          ------  -----------
           99.1    Press Release of OXiGENE, Inc. dated November 11, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

OXiGENE issued a news release on November 11, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the third quarter ended September 30, 2003. This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OXiGENE, INC.
                                        (Registrant)



Date: November 11, 2003                 /s/ Frederick W. Driscoll
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                                           Frederick W. Driscoll



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                                  EXHIBIT INDEX

 Exhibit No.               Description
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99.1                     Press Release of OXiGENE, Inc. dated November 11, 2003.